UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 S. Marquette Ave.,

Minneapolis, MN 55402

(Address of principal executive offices and zip code)

(651) 483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2026, Deluxe Corporation (the “Company”) and certain of its subsidiaries (“Seller Entities”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and between the Seller Entities, the Company, PFG-SG Operating Group LLC (“Purchaser”), and PFG Ventures, L.P. (“Purchaser Parent”). Subject to the terms and conditions of the Purchase Agreement, on the closing date (the “Closing Date”), Purchaser will acquire the right, title and interest in specified assets of the Seller Entities (the “Purchased Assets”) related to Seller Entities’ business conducted under the “Safeguard” and “Safeguard Business Systems” brands (the “Business”), and assume specified liabilities of Seller Entities related to the Purchased Assets (the “Transaction”). Subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement, the Transaction is expected to close in the first quarter of 2026. In connection with the Transaction, the parties will also enter a transition services agreement and certain other ancillary agreements at the closing.

The aggregate purchase price is approximately $25 million, $12 million of which will be paid on the Closing Date and the remainder of which will be paid in three equal installments on each subsequent anniversary of the Closing Date.

The closing is subject to customary conditions. The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type. From the date of the Purchase Agreement until the Closing Date, the Seller Entities are, with certain exceptions, required to conduct the Business in the ordinary course consistent with past practice and to comply with certain covenants regarding maintaining the Purchased Assets and the operation of the Business. For three (3) years following the Closing Date, each Seller Entity is also required to comply, and cause its affiliates to comply, with certain customary non-competition and non-solicitation covenants with respect to the Business. The Purchase Agreement also contains customary indemnification provisions pursuant to which the Company and the Seller Entities agree to indemnify the Purchaser and its affiliates, and the Purchaser agrees to indemnify the Seller Entities and their affiliates, for certain matters, including, among other things, breaches of certain representations, warranties and covenants in the Purchase Agreement, in each case, subject to the indemnification caps set forth in the Purchase Agreement. The Purchase Agreement also provides that Purchaser Parent will guaranty all of Purchaser’s financial obligations under the Purchase Agreement and related agreements.

The Purchase Agreement provides for certain termination rights of Seller Entities and Purchaser, including termination by Seller Entities or Purchaser if certain of the closing conditions as set forth in the Purchase Agreement have not been fulfilled by April 30, 2026, provided that this termination right will not be available to any party whose failure to perform or comply with any of the covenants, agreements or conditions contained in the Purchase Agreement was the cause of or resulted in such closing condition not being fulfilled before such date.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events, including the Transaction and its expected closing, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions, expectations or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from those stated, which variations could be material and adverse. Factors that could produce such variations include, but are not limited to, the following: changes in local, regional, national, and international economic or political conditions, including those arising from heightened inflation, rising interest rates, a recession, uncertainties surrounding trade policies or tariffs, or intensified international hostilities, and their impact on the Company, its data, customers, or demand for the Company’s products and services; the effects of proposed and enacted legislative and regulatory actions affecting the Company or the financial services industry as a whole; ongoing cost increases and/or declines in the availability of data, materials, and other services; the Company’s ability to execute its strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue, and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks, check-related products and services, and business forms; risks that the company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; consolidation of financial institutions and/or bank failures, reducing the number of potential customers and referral sources and increasing downward pressure on the company’s revenue and earnings; risks related to acquisitions, including integration-related risks and risks that future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; risks related to any divestitures contemplated or undertaken by the Company; performance shortfalls by one or more of the Company’s major suppliers, licensors, or data or service providers; continuing supply chain and labor supply issues; unanticipated delays, costs, and expenses in the development and marketing of products and services, including financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware, or other cyber-attacks; risks of interruptions to the company’s website operations or information technology systems; and risks of unfavorable outcomes and the costs to defend litigation and other disputes. These statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2024. Neither the Company nor management undertakes any obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	DELUXE CORPORATION

	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel